Income taxes	12 Months Ended
Dec. 31, 2018
Income taxes
Income taxes

Note 16—Income taxes

“Provision for taxes” consisted of the following:

($ in millions)	2018	2017	2016
Current taxes	686	782	671
Deferred taxes	(142)	(199)	(145)
Tax expense from continuing operations	544	583	526
Tax expense from discontinued operations	228	273	251

Income tax expense from continuing operations is reconciled below from the Company’s weighted-average global tax rate (rather than from the Swiss domestic statutory tax rate) as the parent company of the ABB Group, ABB Ltd, is domiciled in Switzerland and income generated in jurisdictions outside of Switzerland (hereafter “foreign jurisdictions”) which has already been subject to corporate income tax in those foreign jurisdictions is, to a large extent, tax exempt in Switzerland. There is no requirement in Switzerland for any parent company of a group to file a tax return of the consolidated group determining domestic and foreign pre-tax income. As the Company’s consolidated income from continuing operations is predominantly earned outside of Switzerland, corporate income tax in foreign jurisdictions largely determines the weighted-average global tax rate of the Company.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act makes broad and complex changes to the U.S. tax code. The SEC staff issued Staff Accounting Bulletin No. 118, which has allowed the Company to record provisional amounts in income tax expense from continuing operations in the 2017 financial statements. The estimated impact included a benefit of $30 million due to changes in tax rates, valuation allowance on foreign tax credits and undistributed earnings of subsidiaries, offset by $26 million charge for one-time transition tax. The amounts were finalized in 2018 and no material change to the estimated figures was recorded.

The reconciliation of “Tax expense from continuing operations” at the weighted-average tax rate to the effective tax rate is as follows:

($ in millions, except % data)	2018	2017	2016
Income from continuing operations before taxes	2,119	2,102	1,761
Weighted-average global tax rate	22.2%	23.6%	19.9%
Income taxes at weighted-average tax rate	470	497	350
Items taxed at rates other than the weighted-average tax rate	(43)	(114)	9
Changes in valuation allowance, net	41	763	(8)
Effects of changes in tax laws and (enacted) tax rates	1	(747)	42
Non-deductible expenses, excluding goodwill	86	58	79
Other, net	(11)	126	54
Tax expense from continuing operations	544	583	526
Effective tax rate for the year	25.7%	27.7%	29.9%

In 2018 and 2017, the benefit reported in “Items taxed at rates other than the weighted-average tax rate” included positive impacts of $17 million and  $72 million, respectively, relating to non-taxable amounts for net gains from sale of businesses.

In 2018, the “Changes in valuation allowance, net” included adjustments in valuation allowance recorded in certain jurisdictions where the company updated its assessment that it was more likely than not that such deferred tax assets would be realized. The amount included an increase of $40 million relating to certain operations in Central Europe.

In 2017, the relevant tax rate applicable to one of the Company’s subsidiaries increased and in connection with this change, the company benefited from an increase of $721 million in deferred tax assets relating to certain long-term assets. The respective effect is reported in “Effects of changes in tax laws and (enacted) tax rates”. After evaluating the recoverability of this deferred tax asset, the Company recorded a valuation allowance of $668 million as the Company determined that it was more likely than not that such deferred tax assets would not be realized. This is reported in the table above in “Changes in valuation allowance, net”.

In 2016, “Changes in valuation allowance, net” included reductions in valuation allowances recorded in certain jurisdictions where the Company determined that it was more likely than not that such deferred tax assets (recognized for net operating losses and temporary differences in those jurisdictions) would be realized, as well as increases in the valuation allowance in certain other jurisdictions.

In 2018, 2017 and 2016, “Non-deductible expenses” of $86 million,  $58 million and $79 million, respectively, included expenses in relation to items that were deducted for financial accounting purposes, but were not tax deductible, such as interest expense, local taxes on productive activities, disallowed meals and entertainment expenses and other similar items.

In 2018,  “Other, net” in the table above included a net benefit of $22 million while in 2017 and 2016, “Other, net” included net charges of $148 million and $53 million, respectively, related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

Deferred income tax assets and liabilities from continued operations consisted of the following:

	December 31,
($ in millions)	2018	2017
Deferred tax assets:
Unused tax losses and credits	600	521
Provisions and other accrued liabilities	769	761
Pension	476	458
Inventories	253	263
Property, plant and equipment and other non-current assets	1,039	1,146
Other	114	93
Total gross deferred tax asset	3,251	3,242
Valuation allowance	(1,535)	(1,303)
Total gross deferred tax asset, net of valuation allowance	1,716	1,939
Deferred tax liabilities:
Property, plant and equipment	(202)	(210)
Intangibles and other assets	(770)	(724)
Pension and other liabilities	(153)	(217)
Inventories	(67)	(69)
Unremitted earnings	(445)	(557)
Total gross deferred tax liability	(1,637)	(1,777)
Net deferred tax asset (liability)	79	162
Included in:
“Deferred taxes”—non-current assets	1,006	1,212
“Deferred taxes”—non-current liabilities	(927)	(1,050)
Net deferred tax asset (liability)	79	162

Certain entities have deferred tax assets related to net operating loss carry-forwards and other items. As recognition of these assets in certain entities did not meet the more likely than not criterion, valuation allowances have been recorded and amount to $1,535 million and $1,303 million, at December 31, 2018 and 2017, respectively. “Unused tax losses and credits” at December 31, 2018 and 2017, in the table above, included $145 million and $148 million, respectively, for which the Company has established a full valuation allowance as, due to limitations imposed by the relevant tax law, the Company determined that, more likely than not, such deferred tax assets would not be realized.

The valuation allowance at December 31, 2018, 2017 and 2016 was $1,535 million, $1,303 million and $539 million, respectively.

At December 31, 2018 and 2017, deferred tax liabilities totaling $445 million and $557 million, respectively, have been provided for primarily in respect of withholding taxes, dividend distribution taxes or additional corporate income taxes (hereafter “withholding taxes”) on unremitted earnings which will be payable in foreign jurisdictions on the repatriation of earnings to Switzerland. Income which has been generated outside of Switzerland and has already been subject to corporate income tax in such foreign jurisdictions is, to a large extent, tax exempt in Switzerland. Therefore, generally no or only limited Swiss income tax has to be provided for on the repatriated earnings of foreign subsidiaries.

Certain countries levy withholding taxes on dividend distributions. Such taxes cannot always be fully reclaimed by the shareholder, although they have to be declared and withheld by the subsidiary. In 2018 and 2017, certain taxes arose in certain foreign jurisdictions for which the technical merits do not allow utilization of benefits. At both December 31, 2018 and 2017, foreign subsidiary retained earnings subject to withholding taxes upon distribution of approximately $100 million were considered as permanently reinvested, as these funds are used for financing current operations as well as business growth through working capital and capital expenditure in those countries and, consequently, no deferred tax liability was recorded.

At December 31, 2018, net operating loss carry-forwards of $2,153 million and tax credits of $120 million were available to reduce future taxes of certain subsidiaries. Of these amounts, $1,413 million of loss carry-forwards and $95 million of tax credits will expire in varying amounts through 2038, while the remainder will not expire. The largest amount of these carry-forwards related to the Company’s Europe operations.

Unrecognized tax benefits consisted of the following:

		Penalties and
		interest
		related to
	Unrecognized	unrecognized
($ in millions)	tax benefits	tax benefits	Total
Classification as unrecognized tax items on January 1, 2016	744	145	889
Increase relating to prior year tax positions	88	74	162
Decrease relating to prior year tax positions	(21)	(20)	(41)
Increase relating to current year tax positions	167	13	180
Decrease due to settlements with tax authorities	(96)	(21)	(117)
Decrease as a result of the applicable statute of limitations	(95)	(13)	(108)
Exchange rate differences	(27)	(6)	(33)
Balance at December 31, 2016, which would, if recognized, affect the effective tax rate	760	172	932
Increase relating to prior year tax positions	115	103	218
Decrease relating to prior year tax positions	(76)	(37)	(113)
Increase relating to current year tax positions	223	—	223
Decrease due to settlements with tax authorities	(23)	(2)	(25)
Decrease as a result of the applicable statute of limitations	(75)	(12)	(87)
Exchange rate differences	101	18	119
Balance at December 31, 2017, which would, if recognized, affect the effective tax rate	1,025	242	1,267
Net change due to acquisitions and divestments	8	—	8
Increase relating to prior year tax positions	35	37	72
Decrease relating to prior year tax positions	(99)	14	(85)
Increase relating to current year tax positions	126	5	131
Decrease due to settlements with tax authorities	(44)	(17)	(61)
Decrease as a result of the applicable statute of limitations	(66)	(31)	(97)
Exchange rate differences	(24)	(11)	(35)
Balance at December 31, 2018, which would, if recognized, affect the effective tax rate	961	239	1,200

In 2018, 2017 and 2016, the “Increase relating to current year tax positions” included a total of $111 million, $193 million and $132 million, respectively, in taxes related to the interpretation of tax law and double tax treaty agreements by competent tax authorities.

At December 31, 2018, the Company expected the resolution, within the next twelve months, of unrecognized tax benefits related to pending court cases amounting to $52 million for taxes, penalties and interest. Otherwise, the Company had not identified any other significant changes which were considered reasonably possible to occur within the next twelve months.

At December 31, 2018, the earliest significant open tax years that remained subject to examination were the following:

Region	Year
Europe	2011
The Americas	2015
Asia, Middle East and Africa	2009